united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2635

Date of fiscal year end: 4/30

Date of reporting period: 4/30/19

Item 1. Reports to Stockholders.

Eagle MLP Strategy Fund
Class A Shares: EGLAX
Class C Shares: EGLCX
Class I Shares: EGLIX
Class N Shares: EGLNX

Annual Report
April 30, 2019

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.eaglemlpfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

June 30, 2019

Dear Investor:

The Eagle MLP Strategy Fund (“Fund”) is an open-end mutual fund that invests in a portfolio of Master Limited Partnerships (“MLPs”) and MLP-related securities that provide exposure to the underlying price and income characteristics of predominately midstream energy infrastructure assets in an attempt to generate attractive, long-term risk adjusted returns. The Fund’s Co-Advisor, Eagle Global Advisors, LLC, draws upon a successful seventeen years of experience selecting and investing in MLPs and MLP-related securities. The Fund’s investments attempt to capture the income and market characteristics of MLPs and MLP-related securities while not participating in the tax complexities that can reduce the attractiveness of investing in this asset class, including K-1s, state and local tax filings and Unrelated Business Taxable Income (“UBTI”). As of April 30, 2019, the Fund had approximately $493 million of assets under management.

Fund Performance

During the Fund’s fiscal year, May 1, 2018 through April 30, 2019 (the “Investment Period”), the Fund’s Class I Shares returned 3.02%, Class A Shares returned 2.62% and Class C returned 1.99%. The Co-Advisors believe this performance was competitive with similar funds and appropriate benchmarks given the continued volatility in MLPs and midstream energy infrastructure companies.

Figure 1
The Fund’s Investment Results*

As of April 30, 2019	May-June 2018	Q3 2018	Q4 2018	Q1 2019	April 2019	One Year*	Since Inception*
Class I (NAV)	5.47%	2.80%	-19.50%	20.51%	-2.05%	3.02%	-0.88%
Class A (NAV)	5.32%	2.76%	-19.58%	20.47%	-2.12%	2.62%	-1.14%
Class A (Max Load)	-0.70%	-3.09%	-24.20%	13.50%	-7.74%	-3.24%	-2.02%
Class C (NAV)	5.19%	2.57%	-19.70%	20.31%	-2.15%	1.99%	-3.45%
Class N (NAV)	n/a	n/a	-19.36%	20.48%	-2.05%	n/a	-6.90%
Alerian MLP Index	3.43%	6.57%	-17.30%	16.82%	-1.33%	5.08%	-0.44%

*	The inception date of Class A and Class I is 9/14/12 and Class C is 2/21/13. The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and its performance is reported for the period 9/14/12 through 4/30/19. Returns for periods longer than one year are annualized. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The total annual fund operating expenses are Class A 1.75%, Class C 2.50%, Class I 1.50% and Class N 1.50%. The Fund’s investment co -advisors have contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 31, 2019. Total annual operating expenses after fee waiver are Class A 1.66%, Class C 2.41%, Class I 1.41% and Class N 1.26%. The maximum sales load for Class A is 5.75%. Please review the Fund’s Prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. Performance over short periods of time should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-888-868-9501. The maximum sales charge (load) for Class A is 5.75%. Class A investors may be eligible for a reduction in sales charges. See the Fund’s prospectus for more information.

6534-NLD-06/20/2019

There is no presentation that can convince investors to invest in a specific sector. A sector needs to provide a compelling investment case – its emerging growth, driven by a paradigm shift in the world energy economy, or led by experienced managers that are good stewards of capital. Prior to 2014, generalist investors avoided MLPs due to discomfort with the sector’s reliance on equity capital markets and incentive distribution rights to support growth. In some instances, there was also an aversion to K-1s. The consensus was generalists would eventually overcome their K-1 aversion in a desire to capture outperformance, a trend that started to occur before oil prices collapsed in the second half of 2014.

When OPEC embarked on a market share strategy (as opposed to a price stabilization strategy of years past), commodity prices collapsed and energy equity values (including MLPs) plummeted. Retail investors fled and the following four years exposed shortcomings with the old Midstream model. Fast forward to today and Midstream 2.0, the new business model is better positioned for long-term success. So why haven’t generalists and retail investors returned? We believe the Midstream sector needs time to prove operational consistency and rebuild management credibility. Multiple quarters of strong operational performance are helping. Investors love a good story, but nobody wants to be early and wrong.

Now the exciting part. The first quarter of 2019 was the best performing first quarter for MLPs since 2013, the second best first quarter in 20 years, and the fifth best stand-alone quarter in 20 years.

Revisiting the Infrastructure Growth Story: The United States’ Critical Role in Supporting Global Demand

The world continues to diversify its energy supply at the same time US production sets new records, resulting in the need for more infrastructure. As a result, the sector provides a compelling total return proposition for investors as asset growth should be largely funded by internally generated cash flows resulting in better managed balance sheets. The US has an ample supply of oil and natural gas and constantly improving technology to extract these resources. Wells Fargo forecasts oil production will grow over 1 million barrels per day (10% annually) and natural gas production will increase 5% annually through 2022. What will consume all this new production?

For oil, it’s the Export Market. Conservation initiatives in the domestic market have kept demand flat, though globally demand continues to trend higher. North America’s market share of global demand has stayed mostly flat and is projected to decline. However, global demand is projected to grow 1.0-1.5% annually (Wells Fargo), and with sharp production declines in Venezuela and uncertainty in Russia and Iran the dependence on United States production has grown. North America’s market share of global supply is forecasted to materially increase from 20% in 2016 to 25% in 2021.

For natural gas, it’s the Domestic Market. The development of shale gas has led to a manufacturing resurgence, lower electricity prices, and large reductions in carbon emissions because of coal-to-gas switching. In addition, natural gas exports are climbing as new liquefaction facilities commence operations. We expect the secular natural gas growth story will continue for an extended time.

6534-NLD-06/20/2019

Maybe you are well versed in global energy supply/demand trends, though perhaps not on how much infrastructure is still needed to drive this future. We estimate our Midstream companies (universe: 55) will invest $82 billion in capital expenditures in 2019-20 on infrastructure that range from deep in the producing basins all the way to demand centers that include coastal export facilities. While we prefer to look forward, we thought it’d be interesting to apply the same analysis to our models back in late-2014. Back in late-2014, right before oil prices corrected, we were forecasting our Midstream companies (universe: 62) would spend $78 billion in capital expenditures over the 2015-2016 timeframe. We admit additions/subtractions to our coverage universe (ie, Canadian stocks) between the two-time frames likely skews results to some extent, though even if we’re somewhat off, it speaks volumes that oil prices can correct as much as they have and the opportunity set for infrastructure companies has remained largely the same.

Looking forward, there is a debate about whether the above is a positive or negative for Midstream. Some claim the era of massive Midstream spending is in its twilight, and this is a good thing because we believe companies will apply harvested free cash flow to dividend increases and share buybacks. Others would say companies should take advantage of growth opportunities if the returns are attractive. The bear case of each of these is straightforward. Fail to invest in attractive opportunities now and pay the price later, or fail to achieve expected returns on organic growth and pay the price now. It really all comes down to management teams and investors views on long-term expectations for energy infrastructure. We are bullish over the long-term, partly because there are still plenty of attractive growth projects under consideration but also because this capital spending is expected to be mostly financed internally.

Overcoming The Hurdle Of Relevance

In our eyes, the key for Midstream to transition from a short-term rally to a multi-year bull market is more about investor psychology. Put plainly, the broader market views crude oil and natural gas as relics of the past. A 20th century fuel in a 21st century world that is being taken over by renewable energy. We believe this perception is the result of a misconception of renewable energy’s current role in the world. We’re not refuting the idea that renewable energy is growing in relevance, only that dreams of what renewable energy can do are drastically at odds with reality. As an example, we’re hard pressed to believe the general public comprehends the following statistics provided in a recent Manhattan Institute report titled “The ‘New Energy Economy’: An Exercise In Magical Thinking.” A few examples:

“Today’s reality: hydrocarbons - oil, natural gas, and coal - supply 84% of global energy, a share that has decreased only modestly from 87% two decades ago. Over those two decades, total world energy use rose by 50%, an amount equal to adding two entire United States’ worth of demand.”

“The small percentage-point decline in the hydrocarbon share of world energy use required over $2 trillion in cumulative global spending on alternatives over that period. Popular visuals of fields festooned with windmills and rooftops laden with solar cells don’t change the fact that these two energy sources today provide less than 2% of the global energy supply and 3% of the U.S. energy supply.”

6534-NLD-06/20/2019

“To completely replace hydrocarbons over the next 20 years, global renewable energy production would have to increase by at least 90-fold. For context: it took a half-century for global oil and gas production to expand by 10-fold.”

“If the initial goal were more modest - say, to replace hydrocarbons only in the U.S. and only those used in electricity generation - the project would require an industrial effort greater than a World War II–level of mobilization. A transition to 100% non-hydrocarbon electricity by 2050 would require a U.S. grid construction program 14-fold bigger than the grid build-out rate that has taken place over the past half-century. Then, to finish the transformation, this Promethean effort would need to be more than doubled to tackle nonelectric sectors, where 70% of U.S. hydrocarbons are consumed. And all that would affect a mere 16% of world energy use, America’s share.”

A Final Thought…

Midstream EBITDA continues to deliver solid growth and consensus beats. We reviewed 13 companies not impacted by the ongoing structural shifts (i.e., simplifications, etc.) that represent a majority of our portfolio strategies. Over the last eight quarters EBITDA has grown 36% while beating Street’s consensus estimates for 6 consecutive quarters (see below charts). We believe the analysts that comprise consensus estimates will start raising the bar and making it harder for Midstream companies to “beat and raise”, but if for nothing else we are encouraged by management teams’ ability to deliver and generate EBITDA growth. We highlight the combination of debt paydowns and EBITDA growth may allow companies to de-lever faster, a prominent trend in today’s Midstream sector.

Sources: Bloomberg, Company Data

6534-NLD-06/20/2019

Access to Capital, Fundraising, and Cost of Capital

January and February posted capital inflows of $225 million and $190 million respectively, though March saw a capital outflow of nearly $80 million. Capital inflows of $300 million for the quarter was the most benign positive capital flow quarter in our data set. There seems to be a divergence in logic, in that marginally positive capital flows contrasted with the impressive strength of the sector’s stock prices. We think there is actually a simple explanation for this. With capital formation at all-time lows thanks to Midstream 2.0 and the self-funding model, it just doesn’t take as much buying power to move stocks as it used to.

As of 3/31; Source: US Capital Advisors

It was only a few years ago our write-ups on “access to capital” ranked among the most compelling sections in our commentary. That was then, and this is now. Today this section is almost completely irrelevant given the lack of equity offerings and transition of the sector to self-funding (Midstream 2.0). We observed only three offerings in the first quarter. Tortoise Acquisition Corp (SHLL.U) raised $225 million in an initial public offering as a blank check company, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Viper Energy Partners (VNOM) raised $350 million in a follow-on offering. VNOM is not a traditional Midstream MLP, but rather owns mineral interests in oil and natural gas properties in the Permian Basin in West Texas. Finally, it was reported that private equity firm Arclight sold $350 million of Enable Midstream (ENBL) units in a secondary offering. ENBL received no proceeds from the transaction.

6534-NLD-06/20/2019

Performance Attribution

During the Fund’s fiscal year ending April 30, 2019 the Fund’s investments in Pipeline – Diversified and Pipeline – Natural Gas were the best performers while investments in the General Partner segment detracted from performance during the period.

Figure 2
Estimated Monthly Performance Attribution by Sector
Fiscal Year Ending April 30, 2019

	May-June 2018	Q3 2018	Q4 2018	Q1 2019	April 2019	One Year*
Pipeline - Diversified	1.00%	0.79%	-2.08%	4.13%	0.03%	3.29%
Pipelines & Transportation	1.03%	-0.68%	-1.82%	2.50%	0.22%	0.82%
Pipeline - Petroleum	-0.21%	1.05%	-3.60%	3.54%	-0.53%	-0.49%
Pipeline - Natural Gas	1.10%	0.08%	-2.12%	3.59%	-0.20%	1.90%
General Partner	0.98%	-0.12%	-4.20%	3.58%	-0.73%	-1.35%
Pipeline-NGL Infrastructure	0.61%	1.16%	-3.11%	1.82%	-0.14%	-0.22%
LNG Infrastructure	0.58%	0.49%	-0.83%	0.97%	-0.68%	0.32%
MLP Index Securities	0.28%	0.47%	-0.73%	0.70%	-0.09%	0.49%
Other Energy Infrastructure	0.21%	0.00%	-0.72%	0.37%	0.16%	-0.13%
Cash	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Class I Performance**	5.47%	2.80%	-19.50%	20.51%	-2.05%	3.02%

**	The attribution data will not match the performance results of the Fund as it is an estimate and does not include Fund expenses and the results of residual cash balances.

Outlook

We remain optimistic about the long-term investment opportunity for MLPs as we expect demand for midstream services will continue to expand. We believe there is significant long-term value in the asset class in terms of distribution yield, distribution growth and total return. The asset class has evolved and Midstream companies have taken the necessary steps to strengthen their companies by making business model improvements, such as, reducing debt, increasing distribution coverage, and internally funding growth, among others.

Valuations of the midstream sector appear undervalued based on historical averages. Yield metrics such as MLP yield spreads to U.S. Treasuries and high yield bonds continue to be wide (and may widen further if the Federal Reserve begins lowering interest rates), indicating attractive MLP valuations. Other valuation metrics such as cash flow multiples also appear attractive relative to historical averages.

Very Truly Yours,

Princeton Fund Advisors, LLC	Eagle Global Advisors, LLC
Co-Advisor to the Fund	Co-Advisor to the Fund

6534-NLD-06/20/2019

Eagle MLP Strategy Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2019

The Fund’s performance figures* for the periods ended April 30, 2019, compared to its benchmark:

				Annualized	Annualized	Annualized
		Annualized	Annualized	Inception**-	Inception*** -	Inception**** -
	One Year	Three Year	Five Year	April 30, 2019	April 30, 2019	April 30, 2019
Eagle MLP Strategy Fund – Class A	2.62%	3.02%	(7.81)%	(1.14)%	N/A	N/A
Eagle MLP Strategy Fund – Class A with load	(3.24)%	1.00%	(8.89)%	(2.02)%	N/A	N/A
Eagle MLP Strategy Fund – Class C	1.99%	2.29%	(8.50)%	N/A	(3.45)%	N/A
Eagle MLP Strategy Fund – Class I	3.02%	3.28%	(7.58)%	(0.88)%	N/A	N/A
Eagle MLP Strategy Fund – Class N	N/A	N/A	N/A	N/A	N/A	(6.90)%
Alerian MLP Index	5.08%	0.73%	(4.39)%	(0.44)%	(1.77)%	(7.65)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%, where applicable. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements, are 1.75% for Class A shares, 2.50% for Class C shares, 1.50% for Class I and 1.50% for Class N shares per the July 24, 2018 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.66%, 2.41%, 1.41% and 1.26% for Class A, Class C, Class I and Class N shares, respectively. The Fund’s performance would have been lower had the co-advisers not waived fees and/or reimbursed expenses. Class A shares are subject to a maximum sales charge up to 5.75% (which may be reduced or waived by the co-advisers) imposed on purchases. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

**	Inception date for Class A and Class I is September 14, 2012.

***	Inception date for Class C is February 21, 2013.

****	Inception date for Class N is August 16, 2018.

The Alerian MLP Index is a composite of the 35 most prominent energy Master Limited Partnerships (“MLPs”) that provides investors with an unbiased, comprehensive benchmark for this asset class. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $100,000 Investment

Eagle MLP Strategy Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
April 30, 2019

The Fund’s Top Industry Sectors as of April 30, 2019 are as follows:

Asset Class	% of Net Assets
MLPs & MLP Related Securities
Pipeline - Diversified	22.5%
Pipeline - Petroleum	18.0%
Pipelines & Transportation	13.6%
Pipeline - Natural Gas	12.9%
Pipeline - NGL Infrastructure	12.1%
LNG Infrastructure	7.7%
Shipping	2.6%
Exchange Traded Notes	5.7%
Short-Term Investment	2.1%
Written Options	(0.1)%
Cash & Other Assets Less Liabilities	2.9%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Eagle MLP Strategy Fund
PORTFOLIO OF INVESTMENTS
April 30, 2019

Shares		Fair Value
	MLP & MLP RELATED SECURITIES - 89.4%
	LNG INFRASTRUCTURE - 7.7%
200,000	Cheniere Energy, Inc. *	$12,870,000
1,231,094	GasLog Ltd.	19,241,999
290,499	GasLog Partners LP	6,117,909
		38,229,908
	PIPELINE - DIVERSIFIED - 22.5%
2,580,200	Energy Transfer LP	39,012,624
1,356,600	Enterprise Products Partners LP	38,839,458
1,672,600	Kinder Morgan, Inc.	33,234,562
		111,086,644
	PIPELINE - NATURAL GAS - 12.9%
357,408	Equitrans Midstream Corp.	7,444,809
286,300	ONEOK, Inc.	19,448,359
1,290,400	The Williams Companies., Inc.	36,557,032
		63,450,200
	PIPELINE - NGL INFRASTRUCTURE - 12.1%
1,275,100	Antero Midstream GP LP	15,568,971
235,370	DCP Midstream Partners LP	7,320,007
1,718,018	Enlink Midstream LLC	20,083,630
210,500	Keyera Corp.	4,844,692
294,200	Targa Resources Corp.	11,812,130
		59,629,430
	PIPELINE - PETROLEUM - 18.0%
470,700	Andeavor Logistics LP	15,782,571
277,300	Magellan Midstream Partners LP	17,195,373
102,437	Noble Midstream Partners LP	3,526,906
2,208,826	Plains GP Holdings LP	52,128,294
		88,633,144
	PIPELINES & TRANSPORTATION - 13.6%
626,100	Enbridge, Inc.	23,128,134
295,600	Pembina Pipeline Corp.	10,570,656
512,100	Tallgrass Energy GP LP	12,362,094
435,100	TransCanada Corp.	20,780,376
		66,841,260
	SHIPPING - 2.6%
640,439	KNOT Offshore Partners LP	12,904,846

	TOTAL MLP & MLP RELATED SECURITIES (Cost $405,219,133)	440,775,432

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2019

Shares		Fair Value
	EXCHANGE TRADED NOTES - 5.7%
	EQUITY FUNDS - 5.7%
410,930	ETRACS Alerian MLP Index ETN	$6,513,241
297,370	ETRACS Alerian MLP Infrastructure Index ETN	6,557,008
603,000	JPMorgan Alerian MLP Index ETN	15,123,240
	TOTAL EXCHANGE TRADED NOTES (Cost $28,848,086)	28,193,489

	SHORT-TERM INVESTMENT - 2.1%
	MONEY MARKET FUND - 2.1%
10,566,104	Goldman Sachs Financial Square Funds - Government Fund to yield 2.08% ** (Cost $10,566,104)	10,566,104

	TOTAL INVESTMENTS - 97.2% (Cost $444,633,323)	$479,535,025
	OPTIONS WRITTEN - (0.1) % (Proceeds - $172,803)	323,625
	OTHER ASSETS LESS LIABILITIES - 2.9%	13,423,183
	NET ASSETS - 100.0%	$493,281,833

	Number of
	Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value +
OPTIONS WRITTEN- (0.1)%
CALL OPTIONS WRITTEN - (0.1)%
Cheniere Energy, Inc.	250	$1,875,000	$75.00	5/17/2019	$(1,625)
Cheniere Energy, Inc.	250	1,812,500	72.50	5/17/2019	(1,750)
Energy Transfer LP	1,000	1,600,000	16.00	6/21/2019	(15,000)
Energy Transfer LP	1,000	1,550,000	15.50	5/17/2019	(13,000)
GasLog Ltd.	500	1,105,000	22.10	5/17/2019	(3,750)
ONEOK, Inc.	500	3,575,000	71.50	5/17/2019	(10,000)
Plains GP Holdings LP	1,000	2,700,000	27.00	5/17/2019	(12,500)
Plains GP Holdings LP	1,000	2,600,000	26.00	5/17/2019	(11,000)
TransCanada Corp.	1,000	4,500,000	45.00	5/17/2019	(255,000)
TOTAL CALL OPTIONS WRITTEN (Proceeds $172,803)					$(323,625)

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on April 30, 2019.

ETN - Exchange Traded Note

MLP - Master Limited Partnership

+	The amount represents fair value derivative instruments subject to equity risk exposure as of April 30, 2019.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019

ASSETS
Investments (cost $444,633,323)	$479,535,025
Cash	43
Receivable for securities sold	13,097,642
Dividends and interest receivable	3,921,100
Receivable for Fund shares sold	78,061
Prepaid expenses and other assets	118,242
TOTAL ASSETS	496,750,113

LIABILITIES
Payable for investments purchased	1,836,860
Payable for Fund shares redeemed	554,525
Investment advisory fees payable, net	533,892
Options written, at fair value (premium received $172,803)	323,625
Distribution (12b-1) fees payable	15,033
Payable to related parties	34,782
Accrued expenses and other liabilities	169,563
TOTAL LIABILITIES	3,468,280
NET ASSETS	$493,281,833

Net Assets Consist Of:
Paid in capital	$837,649,851
Accumulated deficit	(344,368,018)
NET ASSETS	$493,281,833

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
April 30, 2019

Net Asset Value Per Share:
Class A Shares:
Net Assets	$20,793,295
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,208,154
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$6.48
Maximum offering price per share (maximum sales charge of 5.75%)	$6.88

Class C Shares:
Net Assets	$12,584,098
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,945,703
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$6.47

Class I Shares:
Net Assets	$201,707,546
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	31,085,996
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$6.49

Class N Shares:
Net Assets	$258,196,894
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	39,748,690
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$6.50

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2019

INVESTMENT INCOME
Dividend Income (tax withholdings $500,655)	$22,691,577
Interest Income	211,539
TOTAL INVESTMENT INCOME	22,903,116

EXPENSES
Investment advisory fees	7,844,622
Distribution (12b-1) Fees:
Class A	67,317
Class C	143,121
Third Party Administrative Servicing Fees	480,590
Administrative services fees	354,130
Accounting services fees	105,838
Registration fees	88,999
Transfer agent fees	72,829
Printing and postage expenses	70,494
Custodian fees	64,521
Audit and tax fees	36,946
Compliance officer fees	33,294
Legal fees	21,538
Insurance expense	17,834
Trustees fees and expenses	12,570
Other expenses	119,571
TOTAL EXPENSES	9,534,214
Less: Fees waived by the co-advisers	(584,411)
NET EXPENSES	8,949,803
NET INVESTMENT INCOME	13,953,313

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss):
Investments	(113,408,029)
Options written	779,617
Foreign currency transactions	9,535
Net realized loss	(112,618,877)

Net change in unrealized appreciation (depreciation) on:
Investments	111,805,077
Options written	(150,822)
Foreign currency transactions	(6,862)
Net change in unrealized appreciation	111,647,393

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(971,484)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,981,829

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2019	April 30, 2018
FROM OPERATIONS
Net investment income	$13,953,313	$19,674,834
Net realized loss from investments, written options and foreign currency transactions	(112,618,877)	(115,607,182)
Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency transactions	111,647,393	(17,100,609)
Net increase (decrease) in net assets resulting from operations	12,981,829	(113,032,957)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(454,605)
Class C	—	(205,720)
Class I	—	(10,041,718)
Class N ***	—	—
From return of capital:
Class A	(1,052,928)	(1,802,135)
Class C	(430,362)	(872,325)
Class I	(19,936,573)	(34,014,738)
Class N	(1,791,419)	—
Total distributions paid: *
Class A	(752,304)	—
Class C	(416,166)	—
Class I	(8,924,315)	—
Class N ***	(8,780,261)	—
Net decrease in net assets resulting from distributions to shareholders	(42,084,328)	(47,391,241)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	11,618,600	16,952,242
Class C	901,110	886,462
Class I	117,798,442	373,376,457
Class N ***	366,157,754	—
Net asset value of shares issued in reinvestment of distributions:
Class A	1,687,606	2,024,549
Class C	767,369	980,925
Class I	24,863,301	37,299,320
Class N ***	8,283,707	—
Redemption fee proceeds:
Class A	—	4
Class C	—	2
Class I	—	95
Payments for shares redeemed:
Class A	(21,531,190)	(45,954,845)
Class C	(4,208,472)	(10,913,548)
Class I	(576,962,825)	(387,263,158)
Class N ***	(98,790,602)	—
Net decrease in net assets resulting from shares of beneficial interest	(169,415,200)	(12,611,495)

TOTAL DECREASE IN NET ASSETS	(198,517,699)	(173,035,693)

NET ASSETS
Beginning of Year	691,799,532	864,835,225
End of Year **	$493,281,833	$691,799,532

*	Distributions from net investment income and net realized capital gains are combined for the year ended April 30, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended April 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes undistributed net investment income of $26,097,842 as of April 30, 2018.

***	The Eagle MLP Strategy Fund Class N commenced operations on August 16, 2018.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	April 30, 2019	April 30, 2018
Class A:
Shares Sold	1,697,139	2,404,330
Shares Reinvested	253,111	276,231
Shares Redeemed	(3,227,637)	(6,143,756)
Net decrease in shares of beneficial interest outstanding	(1,277,387)	(3,463,195)

Class C:
Shares Sold	134,337	120,961
Shares Reinvested	115,782	133,929
Shares Redeemed	(626,873)	(1,481,651)
Net decrease in shares of beneficial interest outstanding	(376,754)	(1,226,761)

Class I:
Shares Sold	17,269,860	50,861,979
Shares Reinvested	3,698,244	5,102,184
Shares Redeemed	(85,196,965)	(53,316,899)
Net increase (decrease) in shares of beneficial interest outstanding	(64,228,861)	2,647,264

Class N ***:
Shares Sold	54,568,665
Shares Reinvested	1,275,259
Shares Redeemed	(16,095,234)
Net increase in shares of beneficial interest outstanding	39,748,690

***	The Eagle MLP Strategy Fund Class N commenced operations on August 16, 2018.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
Class A	2019	2018	2017	2016	2015
Net asset value, beginning of year	$6.77	$8.29	$7.20	$13.23	$13.30
Activity from investment operations:
Net investment income (1)	0.15	0.18	0.17	0.31	0.31
Net realized and unrealized gain (loss) on investments	0.03	(1.24)	1.44	(5.76)	0.21
Total from investment operations	0.18	(1.06)	1.61	(5.45)	0.52
Less distributions from:
Net investment income	(0.24)	(0.10)	(0.16)	(0.48)	(0.11)
Return of capital	(0.23)	(0.36)	(0.36)	(0.10)	(0.48)
Total distributions	(0.47)	(0.46)	(0.52)	(0.58)	(0.59)
Net asset value, end of year	$6.48	$6.77	$8.29	$7.20	$13.23
Total return (2)	2.62%	(13.11)%	22.61%	(41.37)%	3.91%
Net assets, at end of year (000s)	$20,793	$30,360	$65,923	$66,005	$130,640
Ratio of gross expenses to average net assets (3)(4)	1.73%	1.75%	1.73%	1.74%	1.72%
Ratio of net expenses to average net assets (4)	1.67%	1.66%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets, net (4)	2.15%	2.47%	2.04%	3.43%	2.31%
Portfolio Turnover Rate	36%	29%	31%	30%	21%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the co-advisers not waived a portion of their fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the co-advisers.

(4)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
Class C	2019	2018	2017	2016	2015
Net asset value, beginning of year	$6.75	$8.28	$7.18	$13.19	$13.29
Activity from investment operations:
Net investment income (1)	0.07	0.12	0.11	0.23	0.21
Net realized and unrealized gain (loss) on investments	0.06	(1.25)	1.45	(5.73)	0.19
Total from investment operations	0.13	(1.13)	1.56	(5.50)	0.40
Less distributions from:
Net investment income	(0.21)	(0.09)	(0.15)	(0.43)	(0.10)
Return of capital	(0.20)	(0.31)	(0.31)	(0.08)	(0.40)
Total distributions	(0.41)	(0.40)	(0.46)	(0.51)	(0.50)
Net asset value, end of year	$6.47	$6.75	$8.28	$7.18	$13.19
Total return (2)	1.99%	(13.92)%	21.90%	(41.82)%	3.01%
Net assets, at end of year (000s)	$12,584	$15,683	$29,374	$31,322	$63,358
Ratio of gross expenses to average net assets (3)(4)	2.48%	2.50%	2.48%	2.49%	2.47%
Ratio of net expenses to average net assets (4)	2.42%	2.41%	2.40%	2.40%	2.40%
Ratio of net investment income to average net assets, net (4)	0.98%	1.72%	1.29%	2.64%	1.61%
Portfolio Turnover Rate	36%	29%	31%	30%	21%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the co-advisers not waived a portion of their fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the co-advisers.

(4)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
Class I	2019	2018	2017	2016	2015
Net asset value, beginning of year	$6.77	$8.30	$7.21	$13.24	$13.32
Activity from investment operations:
Net investment income (1)	0.24	0.21	0.19	0.33	0.35
Net realized and unrealized gain (loss) on investments	(0.03)	(1.26)	1.44	(5.76)	0.19
Total from investment operations	0.21	(1.05)	1.63	(5.43)	0.54
Less distributions from:
Net investment income	(0.25)	(0.11)	(0.17)	(0.50)	(0.12)
Return of capital	(0.24)	(0.37)	(0.37)	(0.10)	(0.50)
Total distributions	(0.49)	(0.48)	(0.54)	(0.60)	(0.62)
Net asset value, end of year	$6.49	$6.77	$8.30	$7.21	$13.24
Total return (2)	3.02%	(12.99)%	22.90%	(41.18)%	4.08%
Net assets, at end of year (000s)	$201,708	$645,756	$769,538	$619,898	$799,504
Ratio of gross expenses to average net assets (3)(4)	1.48%	1.50%	1.48%	1.50%	1.47%
Ratio of net expenses to average net assets (4)	1.42%	1.41%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets, net (4)	3.40%	2.72%	2.29%	3.82%	2.59%
Portfolio Turnover Rate	36%	29%	31%	30%	21%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the co-advisers not waived a portion of their fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the co-advisers.

(4)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Period Ended
April 30,
Class N	2019 (1)
Net asset value, beginning of period	$7.39
Activity from investment operations:
Net investment loss (2)	(0.11)
Net realized and unrealized loss on investments	(0.41)
Total from investment operations	(0.52)
Less distributions from:
Net investment income	(0.25)
Return of capital	(0.12)
Total distributions	(0.37)
Net asset value, end of period	$6.50
Total return (3)(6)	(6.90)%
Net assets, at end of period (000s)	$258,197
Ratio of gross expenses to average net assets (4)(5)(7)	1.50%
Ratio of net expenses to average net assets (5)(7)	1.27%
Ratio of net investment loss to average net assets, net (5)(7)	(2.30)%
Portfolio Turnover Rate (6)	36%

(1)	The Eagle MLP Strategy Fund’s Class N shares commenced operations on August 16, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the co-advisers not waived a portion of their fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the co-advisers.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2019

1.	ORGANIZATION

The Eagle MLP Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek total return from income and capital appreciation.

The Fund currently offers Class A, Class C, Class I and Class N shares. Class C, Class I and Class N shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, depending on how much you invest, which may be waived by the co-advisers under certain circumstances. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies set by the Trust and followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the fair value procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) co-advisers. The team may also enlist third party consultants, such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Exchange Traded Notes – The Fund may invest in exchange traded notes (“ETNs”). ETNs are generally a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) co-advisers. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of a co-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause a co-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “Significant Event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the co-advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the co-advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Fund’s prospectus for a full listing of risks associated with these investments. The following tables summarize the inputs used as of April 30, 2019 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
MLP & MLP Related Securities	$440,775,432	$—	$—	$440,775,432
Exchange Traded Notes	28,193,489	—	—	28,193,489
Short Term Investment	10,566,104	—	—	10,566,104
Total	$479,535,025	$—	$—	$479,535,025
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$294,000	$29,625	$—	$323,625
Total	$294,000	$29,625	$—	$323,625

There were no transfers into or out of Level 2 or Level 3 during the current period presented. It is the Fund’s policy to record transfers into or out of a Level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”) which are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the roughly ninety MLPs in existence, fifty are eligible for inclusion in the Alerian MLP Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Option Transactions – The Fund is subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Fund to enter a futures contract or purchase an exchange-traded note at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. For the year ended April 30, 2019, the Fund had realized gain of $779,617 from options written contracts as disclosed on the Statement of Operations.

The notional value of the derivative instruments outstanding as of April 30, 2019 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

As of April 30, 2019, the net change in unrealized depreciation on option written contracts was $150,822.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for the open tax years 2016 – 2018, or expected to be taken in the Fund’s 2019 tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $218,720,298 and $398,002,865 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC and Eagle Global Advisors, LLC, serve as the Fund’s investment co-advisers (the “Co-Advisers”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Co-Advisers, under the oversight of the Board, direct the daily operations of the Fund and supervise the performance of administrative and professional services provided by others. As compensation for their services and the related expenses borne by the Co-Advisers, the Fund pays the Co-Advisers a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets. For the year ended April 30, 2019, the Fund incurred advisory fees of $7,844,622.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

Pursuant to a written contract (the “Waiver Agreement”), the Co-Advisers have agreed, at least until August 31, 2019, to waive a portion of their advisory fee and have agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding expenses such as any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than a Co-Adviser)) do not exceed 1.65% per annum of Class A average daily net assets, 2.40% per annum of Class C average daily net assets, 1.40% per annum of Class I average daily net assets and 1.26% per annum of Class N average daily net assets (the “Expense Limitation”). For the year ended April 30, 2019, the Co-Advisers waived expenses of $584,411.

If the Co-Advisers waive any fees or reimburse any expenses pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A, Class C, Class I and Class N shares, respectively, are subsequently less than the Expense Limitation, the Co-Advisers shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If the operating expenses attributable to the Class A, Class C, Class I and Class N shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Co-Advisers may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate the Waiver Agreement at any time.

The following amounts are subject to recapture by the Co-Advisers by the following dates:

April 30, 2020	April 30, 2021	April 30, 2022
$634,426	$667,630	$584,411

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each of its Class A and Class C shares (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Co-Advisers. Class I and Class N shares do not incur a 12b-1 fee. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the year ended April 30, 2019, the Fund paid $67,317 and $143,121 to the Distributor for Class A and Class C shares, respectively.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares, for the year ended April 30, 2019, the Distributor received $46,665 from front-end sales charge of which $6,881 was retained by the Distributor or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the tax years ended October 31, 2018 and October 31, 2017 was as follows:

	Tax Year Ended	Tax Year Ended
	October 31, 2018	October 31, 2017
Ordinary Income	$3,751,750	$16,670,303
Long-Term Capital Gain	—	—
Return of Capital	41,691,818	36,689,198
	$45,443,568	$53,359,501

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

The components of accumulated earnings/(deficit) on a tax basis as of October 31, 2018, adjusted for activity through fiscal year end April 30, 2019, were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$12,872,662	$—	$—	$(383,574,171)	$—	$26,333,491	$(344,368,018)

The difference between book basis and tax basis unrealized appreciation, accumulated net realized losses from security transactions and accumulated net investment income is primarily attributable to tax adjustments for partnerships, 1256 option contracts and the tax deferral of losses on wash sales. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $6,376.

At the Fund’s tax year end of October 31, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$54,883,529	$257,479,419	$312,362,948

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses, resulted in reclassification for the tax year ended October 31, 2018, adjusted for activity through fiscal year end April 30, 2019, as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(115,562)	$115,562

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross		Net Unrealized
	Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$452,871,533	$66,046,111	$(39,706,244)	$26,339,867

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

7.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Eagle MLP Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eagle MLP Strategy Fund (the Fund) as of April 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor to one or more of Princeton Fund Advisers, LLC advised investment companies since 2010.

Denver, Colorado
July 1, 2019

Eagle MLP Strategy Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2019

As a shareholder of the Eagle MLP Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period	During Period**
Actual	11/1/2018	4/30/2019	11/1/18 – 4/30/19	11/1/18 – 4/30/19
Class A	$1,000.00	$1,030.90	$8.39	1.67%
Class C	$1,000.00	$1,027.10	$12.16	2.42%
Class I	$1,000.00	$1,032.10	$7.14	1.42%
Class N	$1,000.00	$1,033.70	$7.14	1.31%

	Beginning	Ending Account	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Value	During Period	During Period**
(5% return before expenses)	11/1/2018	4/30/2019	11/1/18 – 4/30/19	11/1/18 – 4/30/19
Class A	$1,000.00	$1,016.53	$8.33	1.67%
Class C	$1,000.00	$1,012.80	$12.07	2.42%
Class I	$1,000.00	$1,017.77	$7.09	1.42%
Class N	$1,000.00	$1,018.30	$6.56	1.31%

*	Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable a comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 181/365 (to reflect the full half-year period).

**	Annualized.

EAGLE MLP STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

4/30/19 – NLFT_v2

EAGLE MLP STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004-2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013-2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2019, the Trust was comprised of 83 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

4/30/19 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT CO-ADVISORS
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

Eagle Global Advisors, LLC
1330 Post Oak Blvd, Suite 3000
Houston, TX 77056

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $32,000

2018 - $32,000

(b)	Audit-Related Fees

2019 - None

2018 - None

(c)	Tax Fees

2019 - $10,500

2018 - $10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019   2018

Audit-Related Fees:      0.00% 0.00%

Tax Fees:      0.00% 0.00%

All Other Fees:     0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $10,500

2018 - $10,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/ President

Date 7/08/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/ President

Date 7/08/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/ Treasurer

Date 7/08/19